                                                                   Exhibit 10.31

                            INVESTOR RIGHTS AGREEMENT

     This INVESTOR RIGHTS AGREEMENT dated as of April 20, 2000 (this "AGREEMENT") between MOTORCAR PARTS & ACCESSORIES, INC., a New York corporation (the "COMPANY") and WELLS FARGO BANK, N.A. (the "HOLDER").

                              W I T N E S S E T H:

     WHEREAS, the Company and Holder have entered into that certain Credit Agreement dated as of April 20, 2000, pursuant to which the Company agreed to issue a warrant (the "WARRANT") to purchase up to 400,000 shares of its common stock to Holder; and

     WHEREAS, the Company wishes to grant certain registration rights to Holder with respect to the shares issued pursuant thereto.

     NOW, THEREFORE, in consideration for the foregoing and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

     "ADVICE" has the meaning set forth in Section 5.

     "AFFILIATE" means, with respect to any Person, (a) any Person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, (b) any spouse or non-adult child (including by adoption) of any natural person described in clause (a) above, (c) any relative other than a spouse or non-adult child (including by adoption) who has the same principal residence of any natural person described in clause (a) above, (d) any trust in which any such Persons described in clause (a), (b) or (c) above has a beneficial interest and (e) any corporation, partnership, limited liability company or other organization of which any such Persons described in clause (a),
(b) or (c) above collectively own more than fifty percent (50%) of the equity of such entity. For purposes of this definition, beneficial ownership of more than ten percent (10%) of the voting common equity of a Person shall be deemed to be control of such Person.

     "AGREEMENT" means this Investor Rights Agreement dated as of April 20, 2000 between the Company and Holder.

     "BUSINESS DAY" means any day other than a day on which banks are authorized or required to be closed in the State of New York.

     "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the Company as filed with the Secretary of State of the State of New York, as amended through and including the date hereof.

     "COMMISSION" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act and/or the Exchange Act from time to time.

     "COMMON STOCK" means the common stock, no par value per share, of the Company.

     "COMPANY" has the meaning set forth in the first paragraph hereof.

     "CONTROLLING PERSONS" has the meaning set forth in Section 7(a).

     "EFFECTIVE PERIOD" has the meaning set forth in Section 4(b).

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "HOLDER" shall have the meaning set forth in the first paragraph hereof.

     "INSPECTORS" has the meaning set forth in Section 4(j).

     "MARKET VALUE" means the number of shares of Common Stock to be registered (or issuable upon the conversion or exchange of other securities to be registered) pursuant to the demand for registration provided in Section 2 below multiplied by the then Per Share Price of the Common Stock.

     "NASD" means the National Association of Securities Dealers, Inc.

     "PER SHARE PRICE" means the daily closing price of the Common Stock on the Nasdaq National Market (or other exchange or quotation system which the Common Stock is traded on) on the trading day before the Company receives the written demand for registration.

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "PIGGY-BACK REGISTRATION" has the meaning set forth in Section 3(a).

     "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a shelf registration statement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "RECORDS" has the meaning set forth in Section 4(m).

     "REGISTRABLE SECURITIES" means the Shares unless such securities have been
(a) effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective Registration Statement, or (b) such securities have been transferred pursuant to Rule 144 under the Securities Act as amended from time to time or any successor rule such that, after any such transfer referred to in this clause (b), such securities may be freely transferred without restriction under the Securities Act.

     "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement

     "RESALE REGISTRATION STATEMENT" has the meaning set forth in Section 2(a).

     "SECTION 7(a) INDEMNITEE" has the meaning set forth in Section 7(a).

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "SHARES" means the shares of Common Stock issuable or issued, as the case may be, to Holder upon exercise of the Warrant.

     "SUSPENSION NOTICE" has the meaning set forth in Section 5(a).

     "SUSPENSION PERIOD" means the period from the date on which Holder receive a Suspension Notice to the date on which Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 4(e).

     "WARRANT" has the meaning set forth in the Recitals hereof.

     SECTION 2. DEMAND REGISTRATION.

          i. DEMAND FOR REGISTRATION. The Holder may, at its option, at any time, require the Company to use its best efforts to effect a registration of Registrable Securities under the Securities Act (the "Demand Registration"); PROVIDED, HOWEVER, that (i) the Company shall not be required to effect such Demand Registration unless the Company is requested to do so with respect to Registrable Securities having a Market Value of not less than $1,000,000; (ii) at its option, the Company shall not be required to effect such registration prior to six (6) months immediately following the date on which an underwritten public offering of equity securities (pursuant to an effective registration statement under the Securities Act) is commenced, if such public offering is commenced prior to the date of a request for the Demand Registration; PROVIDED, FURTHER that, if in the Company's opinion such registration, if not deferred, materially and adversely would affect its business or financial condition, the Company may defer such registration for a single period (specified in such notice) of not more than 180 days; and (iii) the Company shall not be required to use its best efforts to effect a registration of Registrable Securities under this Section 2 more than twice. At the election of Holder requesting a Demand Registration, such registration statement shall be filed under Rule 415 promulgated under the Securities Act (a "Resale Registration Statement"), and the Company shall use its best efforts to keep a Resale Registration Statement continuously effective until the earlier of two (2) years from the date of Holder's request and the date on which there are no more Registrable Securities remaining unsold thereunder. The Company shall cause a Resale Registration Statement to be amended to remove Holder's Registrable Securities upon notice to the Company from Holder. The Company shall not be required to file and effect more than one (1) Resale Registration Statements pursuant to this Section 2(a). If, after a Demand Registration becomes effective, the offering of securities thereunder is or becomes subject to any stop order, injunction or other order or requirement of the Commission that prevents or limits the sale of securities thereunder for a period of more than five (5) Business Days, then such Demand Registration shall be deemed not to have been effected for purposes of this
     Section 2(a).

          ii. UNDERWRITTEN OFFERINGS. If a Demand Registration is underwritten, the underwriter must be reasonably acceptable to the Company. In connection with any Demand Registration, in the event that such Demand Registration involves an underwritten offering and the managing underwriter or underwriters participating in such offering advise Holder in writing that the total number of Registrable Shares to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the Registrable Shares to be sold), then the amount of Registrable Shares to be offered for the account of Holder shall be reduced by an amount recommended by such underwriter.

     SECTION 3. PIGGY-BACK REGISTRATION.

          i. REQUEST FOR REGISTRATION. Subject to Section 5(b), each time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account, (except, (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission), (ii) a registration statement filed in connection with a dividend reinvestment plan, stock option plan or unit investment trusts, or (iii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), and the form of registration statement to be used permits the registration of Registrable Securities, then the Company shall give written notice of such proposed filing to Holder as soon as reasonably practicable (but in no event less than 30 days before the anticipated filing date and no less than 40 days before the anticipated effective date), and such notice shall offer Holder the opportunity to register such Registrable Securities as Holder may request (which request shall specify the Registrable Securities intended to be disposed of by Holder and the intended method of distribution thereof) up to 20 days before the anticipated effective date (a "Piggy-Back Registration"). The Company shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on substantially the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 3 by giving written notice to the Company of such withdrawal no later than 2 Business Days prior to the anticipated effective date. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, PROVIDED, THAT the Company shall give prompt notice of such withdrawal to Holder if requested to be included in such Piggy-Back Registration.

          ii. REDUCTION OF OFFERING. If the managing underwriter or underwriters of an underwritten offering with respect to which Piggy-Back Registration has been requested as provided in Section 3(a) hereof shall have informed the Company, in writing, that in the opinion of such underwriter or underwriters the total number of shares which the Company, Holder and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering (including without limitation any material decrease in the proposed public offering price), then the number of shares to be offered for the account of all Persons and Holder (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters; PROVIDED, HOWEVER, that the number of shares to be offered for the account of the Holder shall in no case be reduced to a quantity less than 6 and 2/3% of the total number of shares to be offered for the account of all Persons and Holder (including the Company) participating in such registration.

          iii. UNDERWRITING. In the case of a Piggy-Back Registration, if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such Registration Statement shall be subject to such underwriting agreement, and Holder may not participate in such Registration unless such Holder agrees to sell its Registrable Securities on the basis provided for in such underwriting arrangements approved by the Company and completes and/or executes all reasonable and customary questionnaires, powers of attorney, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

     SECTION 4. REGISTRATION PROCEDURES. In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the terms of this Agreement as quickly as reasonably practicable, and in connection therewith:

          i. Prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, excluding for purposes of this Section 4(a) documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to Holder covered by such Registration Statement and the underwriters, if any, draft copies of all such documents proposed to be filed upon request.

          ii. The Company shall prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for a period of not more than 60 days or (in the case of a Resale Registration Statement) up to the earlier of two (2) years after the date Holder requests such Resale Registration Statement and the date on which there are no Registrable Securities unsold thereunder (as applicable, the "Effective Period"); shall cause the Prospectus to be supplemented by any required Prospectus supplements, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the Effective Period in accordance with the intended methods of disposition by Holder set forth in such Registration Statement or supplement to the Prospectus.

          iii. The Company shall furnish to Holder and the underwriters, if any, without charge, a copy of each Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto and such other documents as such Holder or underwriter reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by Holder.

          iv. The Company shall, (i) on or prior to the date on which a Registration Statement is declared effective, use its reasonable best efforts to cooperate with Holder's efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such states of the United States as Holder or underwriter reasonably requests; (ii) do any and all other acts and things which may be reasonably necessary to enable Holder to consummate the disposition of such Registrable Securities owned by Holder in accordance with the intended methods for distribution set forth therein; and (iii) use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period; PROVIDED, HOWEVER, that the Company shall not be required (A) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or (B) to file any general consent to service of process.

          v. The Company shall notify Holder and any underwriter (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          vi. The Company shall use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and in the event a stop order is issued, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

          vii. If requested by the managing underwriter or underwriters, if any, or Holder, the Company shall incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or Holder reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment.

          viii. The Company shall cooperate with Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law or agreement) representing securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as Holder and the managing underwriter or underwriters, if any, reasonably may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

          ix. The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as Holder, or the underwriters retained by Holder participating in an underwritten public offering, if any, reasonably may request in order to expedite or facilitate the disposition of Registrable Securities.

          x. The Company shall make available to Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably requested to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; PROVIDED THAT unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this paragraph if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) either (A) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors unless, prior to furnishing any such information with respect to (A) or (B), Holder agrees to enter into a confidentiality agreement and, PROVIDED, FURTHER, that Holder agrees that it will, upon learning that disclosure of such

     Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

          xi. The Company shall cause the Registrable Securities to be authorized for quotation and/or listing, as applicable, on such exchange or quotation system as the Common Stock is listed or quoted.

          xii. The Company shall provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

          xiii. The Company shall cooperate with Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD or any "blue sky" laws.

          xiv. The Company shall appoint a transfer agent and registrar for all the shares of Common Stock covered by a Registration Statement not later than the effective date of such Registration Statement.

The Company shall have no obligation to file a registration statement pursuant to this Agreement unless and until Holder shall have furnished the Company all information and statements about or pertaining to Holder in such reasonable detail and on such timely basis as is reasonably required by the Company in connection with the preparation of a Registration Statement.

     SECTION 5. LIMITATIONS ON SALE.

          i. SUSPENSION PERIOD. Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 4(e)(v), forthwith shall discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(e) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed and, if so directed by the Company, Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies then in such Holder's or underwriter's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its reasonable best efforts and take such actions as are reasonably necessary to end the Suspension Period as promptly as practicable and (ii) immediately following expiration of the Suspension Period, the Company shall, to the extent it deems necessary, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the Holders of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          ii. LOCK-UP. If on any occasion of registration in which the Company proposes to file a Registration Statement under the Securities Act with respect to the proposed sale of Common Stock pursuant to a fully-underwritten public offering, and the managing underwriter or underwriters shall request an agreement by Holder not to sell any of the Registrable Securities so held by Holder for a period of 180 days after the date of the underwriting agreement in order to effect an orderly public distribution thereof, then Holder shall enter into and execute such an agreement with such managing underwriter or underwriters and the Company pertaining to a restriction on the transfer of any equity securities of the Company during such period. Holder further agrees, upon request of the managing underwriter or underwriters, to enter into and execute an agreement with such managing underwriter or underwriters and the Company pursuant to the terms of which Holder will agree not to transfer any securities of the Company during the seven-day period immediately preceding the effectiveness of such registration statement to the extent necessary to avoid violation of the Exchange Act.

     SECTION 6. REGISTRATION EXPENSES. With respect to any Demand Registration, all expenses incurred in connection with registering the Registrable Securities hereunder including, without limitation, all registration and filing fees, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, few of the Nasdaq National Market or other exchange on which the Common Stock is listed, transfer taxes and fees of transfer agents and registrars, underwriting fees, discounts and commissions attributable to the sale or disposition or Registrable Securities, the fees and expenses of legal counsel and accountants retained by Holder shall be paid by the Company, and the Holder shall pay any underwriting discounts and commissions attributable to the sale or disposition of Registrable Securities. With respect to each Piggy-Back Registration, Holder shall pay all underwriting discounts and commissions attributable to the sale or disposition of Registrable Securities, and the Company shall pay all underwriting fees and all fees and expenses of legal counsel and accountants retained by Holder.

     SECTION 7. INDEMNIFICATION AND CONTRIBUTION.

          i. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, Holder, its officers, directors, stockholders, employees, agents and underwriters (each a "Section 7(a) Indemnitee") and each Person who controls Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, Holder, together with the partners, officers, directors, trustees, stockholders, employees and agents of such controlling Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any reasonable legal or other fees and expenses actually incurred in connection with defending or investigating any action or claim in respect thereof, PROVIDED, HOWEVER, that such legal fees shall be limited to those incurred by one individual counsel for all Section 7(a) (collectively, the "Damages")) to which such
     Section 7(a) Indemnitee may become subject under the Securities Act, insofar as such Damages (or proceedings in respect thereof) arise out of any untrue or alleged untrue statement of material fact contained in any Registration Statement or Prospectus (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in such Prospectus (as amended or supplemented only if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that Damages arise out of or are based upon any such untrue statement or omission based upon information relating to such
     Section 7(a) Indemnitee furnished in writing to the Company by such Section 7(a) Indemnitee (or by a Person authorized to provide such information on behalf of such Section 7(a) Indemnitee) for use therein.

          ii. INDEMNIFICATION BY HOLDER. Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law the Company, its directors, officers, stockholders, employees, agents, attorneys, underwriters and investment advisers and each of their employees and agents, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Company, together with its Controlling Person, from and against all Damages to which the Company and any Controlling Persons may become subject under the Securities Act insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, to the extent, but only if and to the extent that such Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission based upon information relating to Holder furnished in writing to the Company by Holder (or by a Person authorized to provide such information on behalf of Holder) for inclusion therein; PROVIDED, HOWEVER, that Holder shall not be liable in any case to the extent that such Damages result from the failure of the Company to amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemented information provided in writing by Holder to the Company expressly for such purpose.

          iii. INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") promptly shall notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the reasonable fees and disbursements of such counsel relating to such proceeding; PROVIDED, HOWEVER that (i) in the case of any proceeding in respect of which indemnity may be sought pursuant to both paragraphs (a) and (b) above, the Company shall not be required to assume the defense thereof and each party shall bear its own fees and expenses of such counsel and (ii) the Company shall not be obligated to pay the fees and expenses of more than one individual counsel (together with any appropriate or necessary local counsel, if any) for all indemnified parties, including the Company. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an Affiliate of such indemnified party or parties or of any indemnifying party, (B) there may be one or more legal defenses available to such indemnified party or parties or such Affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (C) such indemnified party or parties shall have been advised by such counsel that there may exist a legal conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the reasonable expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which will not be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent (which will not be unreasonably withheld) of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          iv. CONTRIBUTION. To the extent that the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Holder on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     If indemnification is available under paragraph (a) or (b) of this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

     The Company and Holder agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution or indemnification from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          v. SURVIVAL. The parties' indemnification and contribution obligations pursuant to this Section 7 shall survive the sale, transfer, assignment or other disposition of any Registrable Securities and shall survive any termination of this Agreement.

     SECTION 8. FINANCIAL INFORMATION; VOTING RIGHTS.

          i. The Company shall provide to Holder unaudited annual statements of income, statements of cash flows and changes in stockholders' equity, and an unaudited balance sheet, all prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, dated as of the fiscal year end within ninety (90) days after the end of the applicable fiscal year. The Company shall provide to Holder unaudited quarterly statements of income, statements of cash flows and changes in stockholders' equity, and unaudited balance sheets, all prepared in accordance with GAAP consistently applied, dated as of the fiscal quarter end within forty-five
     (45) days after the end of the applicable fiscal quarter. The Company shall also timely provide to Holder any other interim financial statements or balance sheets prepared by or at the request of the Company.

          ii. Until the earlier of (i) the expiration of the Warrant and (ii) the sale or disposition by the Holder and/or its Affiliates of 50% of the Registrable Shares, the Company shall not, without obtaining the prior written consent of the Holder, consolidate with or merge with or into, or convey or transfer or lease all or substantially all of its assets to, another Person.

     SECTION 9. MISCELLANEOUS.

          i. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the same are in writing and signed by Holder and the Company.

          ii. ASSIGNMENT. Holder may assign to any Affiliate all, but not less than all, of its rights hereunder with respect to the Registrable Securities. Holder shall promptly notify the Company in writing of any such assignment.

          iii. NOTICES. All notices, requests and other communications provided for herein shall be given or made in writing:

          if to the Company:              Motorcar Parts & Accessories, Inc.
                                          2727 Maricopa Street
                                          Torrance, California 90503
                                          Attention: Anthony Souza
                                          Facsimile: (310) 459-7052


          with copies to:                 Arter & Hadden LLP
                                          725 South Figueroa Street, Suite 3400
                                          Los Angeles, California 90017
                                          Attention:Jack Goldman, Esq.
                                          Facsimile: (213) 617-9255


          if to Holder:                   Wells Fargo Bank, N.A.
                                          333 South Grand Avenue
                                          Los Angeles, California 90071
                                          Attention: Edith Lim, Vice President
                                          Facsimile: (213) 253-5913


          with copies to:                 Gibson, Dunn & Crutcher LLP
                                          One Montgomery Street
                                          San Francisco, California 94104
                                          Attention: Douglas D. Smith, Esq.
                                          Facsimile: (415) 986-5309


          All such notices, requests and other communications shall be: (i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile in each case given or addressed as aforesaid; and
     (ii) effective upon receipt.

          iv. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          v. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of law.

          vi. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of Holder shall be enforceable to the fullest extent permitted by law.

          vii. ATTORNEY'S FEES. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees and expenses in addition to any other available remedy.

          viii. FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          ix. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.

                [the remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


                                     MOTORCAR PARTS & ACCESSORIES, INC.

                                        By: ____________________________________
                                              Anthony Souza
                                              President/Chief Operating Officer


                                        By: ____________________________________
                                              Michael Nelson
                                              Chief Financial Officer
                                              Assistant Secretary


                                       WELLS FARGO BANK, N.A.

                                        By: ____________________________________
                                              Razia Darnji
                                              Vice President